UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

Filed by the Registrant	☑
Filed by a Party other than the Registrant	☐

Check the appropriate box:

☐ Preliminary Proxy Statement

☐ Confidential, for Use of the Commission only (as permitted by Rule 14a-6(e)(2))

☑ Definitive Proxy Statement

☐ Definitive Additional Materials

☐ Soliciting Material Pursuant to §240.14a-12

DOLPHIN ENTERTAINMENT, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☑	No fee required.
☐	Fee paid previously with preliminary materials:
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a–6(i)(1) and 0–11

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NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

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August 12, 2024

Dear Shareholder:

It is my pleasure to invite you to attend the annual meeting of shareholders (the “Annual Meeting”) of Dolphin Entertainment, Inc., a Florida corporation (the “Company”). The Annual Meeting will be held on September 24, 2024 at 10:00 a.m. Eastern Daylight Time at 200 South Biscayne Boulevard, 39th Floor, Miami, Florida 33131.

We are pleased to inform you that instead of a paper or electronic copy of our proxy materials, most of our shareholders will be mailed a Notice of Internet Availability of Proxy Materials (“Notice of Internet Availability”) on or about August 12, 2024. The Notice of Internet Availability contains instructions on how to access proxy materials and how to submit your proxy over the Internet. The Notice of Internet Availability also contains instructions on how to request a paper copy of our proxy materials, if desired. All shareholders who do not receive a Notice of Internet Availability, or who have not consented to receive their proxy materials electronically by email, will be mailed a paper copy of the proxy materials. Furnishing proxy materials over the Internet allows us to provide our shareholders with the information they need in a timely manner, while reducing the environmental impact and lowering the costs of printing and distributing our proxy materials.

The Annual Meeting will be held for the following purposes:

1.	To elect seven directors to hold office until the 2025 annual meeting of shareholders or until their respective successors are duly elected and qualified;
2.	To ratify the appointment of Grant Thornton LLP as the Company’s independent registered public accountants for the fiscal year ending December 31, 2024;
3.	To approve an amendment to the Company’s Amended and Restated Articles of Incorporation to effect a reverse stock split with respect to the Company’s issued and outstanding common stock at a ratio of 1-for-2; and
4.	To approve an amendment to the Company’s Amended and Restated Articles of Incorporation to increase the number of votes per share of common stock that the Series C Convertible Preferred Stock (the “Series C”) is convertible into from five votes per share to ten votes per share.

The Company’s Board of Directors recommends that you vote in favor of proposals 1, 2, 3, and 4.

Only shareholders of record as of the close of business on July 29, 2024 may attend and vote at the Annual Meeting.

WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING, PLEASE VOTE YOUR SHARES, SO THAT A QUORUM WILL BE PRESENT AND A MAXIMUM NUMBER OF SHARES MAY BE VOTED. IT IS IMPORTANT AND IN YOUR INTEREST FOR YOU TO VOTE. WE ENCOURAGE YOU TO VOTE YOUR PROXY BY MAILING IN YOUR ENCLOSED PROXY CARD IN THE ENCLOSED POSTAGE PAID ENVELOPE, OR VOTE ONLINE OR OVER THE TELEPHONE ACCORDING TO THE INSTRUCTIONS IN THE PROXY CARD.

THE PROXY IS REVOCABLE AT ANY TIME PRIOR TO ITS USE.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ William O’Dowd, IV
William O’Dowd, IV
Chief Executive Officer

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TABLE OF CONTENTS

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QUESTIONS AND ANSWERS ABOUT OUR ANNUAL MEETING	2
PROPOSAL 1—ELECTION OF DIRECTORS	6
CORPORATE GOVERNANCE	9
Board Leadership Structure and Role in Risk Oversight	9
Meetings	9
Family Relationships	9
Involvement in Certain Legal Proceedings	9
Delinquent Section 16(a) Reports	10
Code of Ethics	10
Board Committees	10
EXECUTIVE COMPENSATION	12
PROPOSAL 2—RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	15
Audit Committee Report	16
PROPOSAL 3—APPROVAL OF AN AMENDMENT TO THE ARTICLES OF INCORPORATION TO APPROVE REVERSE STOCK SPLIT	17
PROPOSAL 4—APPROVAL OF AN AMENDMENT TO THE ARTICLES OF INCORPORATION TO INCREASE THE NUMBER OF VOTES UNDERLYING THE SERIES C CONVERTIBLE PREFERRED STOCK	21
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	22
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS, AND DIRECTOR INDEPENDENCE	24
BOARD DIVERSITY MATRIX	25
OTHER MATTERS	26

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DOLPHIN ENTERTAINMENT, INC.

150 Alhambra Circle, Suite 1200

Coral Gables, Florida 33134

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PROXY STATEMENT

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Proxy Statement for Annual Meeting of Shareholders to be held on September 24, 2024

You are receiving this proxy statement because as of July 29, 2024 (the “Record Date”), you owned shares of common stock of Dolphin Entertainment, Inc., a Florida corporation (referred to as “we”, “us” or the “Company”), entitling you to vote at the Annual Meeting. Our Board of Directors (the “Board”) is soliciting proxies from shareholders as of the Record Date who wish to vote at the meeting. By use of a proxy, you can vote even if you do not attend the Annual Meeting. This proxy statement describes the matters on which you are being asked to vote and provides information on those matters so that you can make an informed decision.

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QUESTIONS AND ANSWERS ABOUT OUR ANNUAL MEETING

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Q: When and where will the Annual Meeting take place?

A: The Annual Meeting will be held on September 24, 2024 at 10:00 a.m., EDT, at 200 South Biscayne Blvd., 39th Floor, Miami, FL 33131.

Q: Who may vote at the Annual Meeting?

A: Only holders of record of shares of our common stock at the close of business on July 29, 2024 (the “Record Date”), are entitled to notice of and to vote at the Annual Meeting or any adjournment or postponement of the Annual Meeting. On the Record Date, we had 22,119,016 shares of our common stock outstanding and entitled to be voted at the Annual Meeting.

Q: How many votes do I have?

A: You may cast one vote for each share of our common stock held by you as of the Record Date on all matters presented at the Annual Meeting. Holders of our common stock do not possess cumulative voting rights.

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Q: How do I vote?

A: If you are a shareholder of record as of the Record Date, you may vote:

•	via Internet at www.proxyvote.com (see your proxy card for additional instructions);

•	by telephone at 1-800-690-6903;

•	by mail, by signing and returning the proxy card provided; or

•	in person during the Annual Meeting.

If your shares are held in “street name,” meaning that they are held of record by your brokerage firm, bank, broker-dealer or other nominee, then you will receive voting instructions from the holder of record. You must follow those instructions in order for your shares to be voted. Your broker is required to vote your shares in accordance with your instructions. If your shares are held by an intermediary and you intend to vote your shares in person at the Annual Meeting, please bring with you evidence of your ownership as of the record date (such as a recent brokerage statement showing your ownership of the shares as of the record date or a letter from the broker or nominee confirming such ownership), and a form of personal photo identification.

Q: What is the difference between a shareholder of record and a beneficial owner?

A: If your shares are registered directly in your name with our transfer agent, Nevada Agency and Transfer Company, then you are considered the “shareholder of record” with respect to those shares.

If your shares are held in street name by a brokerage firm, bank, trustee or other agent, which we refer to as a nominee, then you are considered the “beneficial owner” of the shares held in street name. As the beneficial owner, you have the right to direct your nominee on how to vote your shares by following the instructions provided to you by your nominee.

Q: What constitutes a quorum, and why is a quorum required?

A: We are required to have a quorum of shareholders present to conduct business at the Annual Meeting. The presence at the Annual Meeting, in person or by proxy, of the holders of a majority of our shares of common stock entitled to vote as of the record date will constitute a quorum, permitting us to conduct the business of the Annual Meeting. Proxies received but marked as “ABSTAIN” or “WITHHOLD”, if any, and broker non-votes (described below), if applicable, will be included in the calculation of the number of shares considered to be present at the Annual Meeting for quorum purposes. If a quorum is not present, we will be required to reconvene the Annual Meeting at a later date.

Q: What am I being asked to vote on?

A: At the Annual Meeting you will be asked to vote on the following four proposals. Our Board recommendation for each of these proposals is set forth below.

Proposal		Board Recommendation
1.	Election of Directors	FOR each director nominee
2.	To ratify the appointment of Grant Thornton LLP (“GT”) as our independent registered public accounting firm for the year ending December 31, 2024	FOR
3.	To approve an amendment to the Company’s Amended and Restated Articles of Incorporation to effect a reverse stock split with respect to the Company’s issued and outstanding common stock at a ratio of 1-for-2	FOR
4.	To approve an amendment to the Company’s Amended and Restated Articles of Incorporation to increase the number of votes per share of common stock that the Series C Convertible Preferred Stock (the “Series C”) is convertible into from five votes per share to ten votes per share	FOR

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Q: What happens if additional matters are presented at the Annual Meeting?

A: Other than the items of business described in this proxy statement, we are not aware of any other business to be acted upon at the Annual Meeting. If you grant a proxy, the proxy holders, William O’Dowd, IV and Mirta Negrini, will have the discretion to vote your shares on any additional matters properly presented for a vote at the meeting in accordance with Florida law and our Bylaws.

Q: How many votes are needed to approve each proposal?

Proposal		Description of Votes Needed
1.	Election of Directors	The seven nominees for election as directors will be elected by a “plurality” of the votes cast at the Annual Meeting. This means that the seven nominees who receive the highest number of “FOR” votes will be elected as the directors to serve until the next annual meeting of shareholders or until their respective successors are duly elected and qualified. Abstentions and broker non-votes (as described below) will not have any effect on the election of directors.
2.	Ratification of our appointment of GT as our independent registered public accounting firm	Ratification of our appointment of GT as our independent registered public accounting firm for the year ending December 31, 2024 will be approved if the number of votes cast “FOR” the proposal exceeds the number of votes cast “AGAINST” the proposal. Abstentions and broker non-votes will not have any effect on whether this proposal is approved. The ratification of accountants is a routine proposal on which a broker or other nominee is generally empowered to vote in the absence of voting instructions from the beneficial owner.
3.	Reverse Stock Split	The amendment of our Articles of Incorporation will be considered approved if a majority of the votes entitled to be cast on the amendment cast votes “FOR” the proposal. You may vote “FOR,” “AGAINST,” or “ABSTAIN” on this proposal. This proposal is a routine proposal on which a broker or other nominee is generally empowered to vote in the absence of voting instructions from the beneficial owner. Abstentions and broker non-votes will have the same effect as votes against the proposal.
4.	Series C Vote Increase	The amendment of our Articles of Incorporation will be considered approved if a majority of the votes entitled to be cast on the amendment cast votes “FOR” the proposal. You may vote “FOR,” “AGAINST,” or “ABSTAIN” on this proposal. Abstentions and broker non-votes will have the same effect as votes against the proposal.

Q: What if I sign and return my proxy without making any selections?

A: If you sign and return your proxy without making any selections, your shares will be voted “FOR” the director nominees in Proposal 1 and “FOR” ratification of the appointment of GT in Proposal 2, “FOR” the reverse stock split in Proposal 3, and “FOR” the Series C Vote Increase in Proposal 4. If other matters properly come before the meeting, the proxy holders will have the authority to vote on those matters for you at the proxy holders’ discretion.

Q: What if I am a beneficial shareholder and I do not give the nominee voting instructions?

A: If you are a beneficial shareholder and your shares are held in street name with a broker, the broker has the authority to vote shares for which you do not provide voting instructions only with respect to certain “routine” matters. A broker non-vote occurs when a nominee who holds shares for a beneficial owner does not vote on a particular matter because the nominee does not have discretionary voting authority for that matter and has not received instructions from the beneficial owner of the shares. Broker non-votes are included in the calculation of the number of votes considered to be present at the Annual Meeting for purposes of determining the presence of a quorum but are not counted as votes cast with respect to a matter on which the nominee has expressly not voted. Proposals 1 and 4 are deemed to be “non-routine” matters, and as a result, your broker or nominee may not vote your shares on Proposals 1 and 4 in the absence of your instruction. Proposals 2 and 3 are considered to be “routine” matters, and as a result, your broker or nominee may vote your shares in its discretion either for or against Proposals 2 and 3 even in the absence of your instruction. If you are a beneficial owner and want to ensure that all of the shares you beneficially own are voted for or against Proposals 2 and 3, you must give your broker or nominee specific instructions to do so.

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The table below sets forth, for each proposal on the ballot, whether a broker can exercise discretion and vote your shares absent your instructions and if not, the impact of such broker non-vote on the approval of the proposal.

Proposal		Can Brokers Vote Absent Instructions?	Impact of Broker Non-Vote
1.	Election of Directors	No	No effect
2.	Ratification of GT as our independent registered public accounting firm	Yes	No effect
3.	Reverse Stock Split	Yes	Same as vote against
4.	Series C Vote Increase	No	Same as vote against

Q: Are there any appraisal rights or dissenters’ rights?

A: Under the Florida Business Corporation Act, our shareholders are not entitled to dissenters’ rights or appraisal rights with respect to any of the proposals.

Q: Can I change my vote after I have delivered my proxy?

A: Yes. If you are a shareholder of record, you may revoke your proxy at any time before its exercise at the Annual Meeting by:

•	delivering written notice to Mirta A. Negrini at Dolphin Entertainment, Inc., 150 Alhambra Circle, Suite 1200, Coral Gables, FL 33134;

•	properly submitting a proxy with a later date (which may be done by Internet, telephone or mail); or

•	attending the Annual Meeting and voting in person.

If you are a beneficial shareholder, you must contact your nominee to change your vote or obtain a proxy to vote your shares if you wish to cast your vote in person at the Annual Meeting.

Q: What does it mean if I receive more than one proxy card?

A: If you receive more than one proxy card, it means that you hold shares of common stock in more than one account. To ensure that all your shares are voted, sign and return each proxy card. Alternatively, if you vote by Internet or telephone, you will need to vote once for each proxy card you receive.

Q: Who can attend the Annual Meeting?

A: Only shareholders of record as of the Record Date, individuals holding a valid proxy from a record holder and our invited guests may attend the Annual Meeting.

Q: If I plan to attend the Annual Meeting, should I still vote by proxy?

A: Yes. Casting your vote in advance does not affect your right to attend the Annual Meeting.

Q: Where can I find voting results of the Annual Meeting?

A: We will announce the results for the proposals voted upon at the Annual Meeting and publish final detailed voting results in a Form 8-K filed within four business days after the Annual Meeting.

Q: Who should I call with other questions?

A: If you have additional questions about this proxy statement or the Annual Meeting or would like additional copies of this proxy statement or the enclosures herein, please contact: Dolphin Entertainment, Inc., 150 Alhambra Circle, Suite 1200, Coral Gables, Florida 33134, Attention: Mirta A. Negrini, Telephone: (305) 774-0407.

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PROPOSAL 1—ELECTION OF DIRECTORS

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Under our Bylaws, each of our directors is elected for a term expiring at the next annual meeting of shareholders following his or her election or until his or her successor is duly elected and qualified. The Board is currently comprised of seven (7) directors. Our current directors are William O’Dowd, IV, Michael Espensen, Nelson Famadas, Mirta A. Negrini, Anthony Leo, Nicholas Stanham and Claudia Grillo. Our Board has nominated six of the current directors for re-election and Hilarie Bass for election at the Annual Meeting.

Our directors standing for election, their age, positions held, and duration of such, are as follows:

Name	Position	Age	First appointed
William O’Dowd, IV	Chief Executive Officer, Chairman, President	55	Chief Executive Officer and Chairman: June 2008; President: 1996
Mirta A. Negrini	Chief Financial Officer, Chief Operating Officer, Director	60	Chief Financial Officer and Chief Operating Officer: October 2013; Director: December 2014
Michael Espensen	Director	74	June 2008
Nelson Famadas	Director	51	December 2014
Hilarie Bass	N/A	69	N/A
Nicholas Stanham, Esq.	Director	56	December 2014
Claudia Grillo	Director	65	June 2019

Business Experience

The following is a brief account of the education and business experience of directors and executive officers during at least the past five years, indicating their principal occupation during the period, and the name and principal business of the organization by which they were employed.

William O’Dowd, IV. Mr. O’Dowd has served as our Chief Executive Officer and Chairman of our Board since June 2008. Mr. O’Dowd founded Dolphin Entertainment, LLC in 1996 and has served as its President since that date. Mr. O’Dowd enjoys a solid reputation as an Emmy-nominated producer, international distributor, and financier of quality entertainment content. Some of Mr. O’Dowd’s notable credits include: Executive Producer of Nickelodeon’s hit series, Zoey 101 (Primetime Emmy Award-nominated); Executive Producer of Raising Expectations, starring Molly Ringwald and Jason Priestley (winner of 2017’s KidScreen Award for Best Global Kids Show); Producer of the feature film Max Steel (based on a top-selling Mattel action figure in Latin America); and, in the digital arena, Executive Producer of H+, which premiered on YouTube and won multiple Streamy Awards.

Mr. O’Dowd has served on the Leadership Council of United Way Worldwide since its inception in 2012, as well as on the Board of Directors of United Way United Kingdom since its inception in 2014, and has previously served on the Board of Directors of the Miami-Dade County Public School System Foundation, among other charities. Furthermore, Mr. O’Dowd has taught one course a year as an adjunct professor at the University of Miami School of Communication for over twenty-five years.

Qualifications. The Board nominated Mr. O’Dowd to serve as a director because of his current and prior senior executive and management experience at our Company and his significant industry experience, including having founded Dolphin Entertainment LLC, a leading entertainment company specializing in children’s and young adult’s live-action programming.

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Mirta A. Negrini. Ms. Negrini has served on our Board since December 2014 and as our Chief Financial and Operating Officer since October 2013. Ms. Negrini has over thirty years of experience in both private and public accounting. Immediately prior to joining us, she served since 1996 as a named partner in Gilman & Negrini, P.A., an accounting firm of which we were a client. Prior to that, Ms. Negrini worked at several multinational corporations, and she began her career at Arthur Andersen LLP in 1986. Ms. Negrini serves on the Board of Directors of St. Brendan High School and on the Finance Committee of the Board of Directors of RCMA. She is a Certified Public Accountant licensed in the State of Florida.

Qualifications. The Board nominated Ms. Negrini to serve as a director because of her significant accounting experience gained as a named partner at an accounting firm and her current experience as a senior executive at our Company.

Michael Espensen. Mr. Espensen has served on our Board since June 2008. From 2009 to 2014, Mr. Espensen served as Chief Executive Officer of Keraplast Technologies, LLC, a private multimillion-dollar commercial-stage biotechnology company, from where he retired. From 2009 to present, Mr. Espensen has also served as Chairman of the Board of Keraplast. While serving as Chief Executive Officer, Mr. Espensen was responsible for overseeing and approving Keraplast’s annual budgets and financial statements. Mr. Espensen is also a producer and investor in family entertainment for television and feature films. Between 2006 and 2009, Mr. Espensen was Executive or Co-Executive Producer of twelve made-for-television movies targeting children and family audiences. As Executive Producer, he approved production budgets and then closely monitored actual spending to ensure that productions were not over budget. Mr. Espensen has also been a real estate developer and investor for over thirty years.

Qualifications. The Board nominated Mr. Espensen to serve as a director because of his business management and financial oversight experience both as the current Chairman and former Chief Executive Officer of a multimillion-dollar company and as a former Executive Producer in the made-for-television movie industry, as well as his valuable knowledge of our industry.

Nelson Famadas. Mr. Famadas has served on our Board since December 2014. He is Managing Partner and Chief Operating Officer of Carver Road Capital, a hospitality private equity fund. Previously, he owned and served as President of Cien, a Hispanic marketing firm. Prior to Cien from 2011 to 2015, Mr. Famadas served as Senior Vice President of National Latino Broadcasting (“NLB”), an independent Hispanic media company that owns and operates two satellite radio channels on SiriusXM. From 2010 to 2012, Mr. Famadas served as our Chief Operating Officer, where he was responsible for daily operations including public filings and investor relations. From 2002 through 2010, he served as President of Gables Holding Corp., a real estate development company based in Puerto Rico. Mr. Famadas began his career at MTV Networks, specifically MTV Latin America, ultimately serving as New Business Development Manager. From 1995 through 2001, he co-founded and managed Astracanada Productions, a television production company that catered mostly to the Hispanic audience, creating over 1,300 hours of programming. As Executive Producer, he received a Suncoast EMMY in 1997 for Entertainment Series for A Oscuras Pero Encendidos. Mr. Famadas has over 20 years of experience in television and radio production, programming, operations, sales and marketing.

Qualifications. The Board nominated Mr. Famadas to serve as a director because of his significant prior management experience as a co-founder and former manager of a television production company and senior vice president of a broadcasting firm, as well as his current management experience with a marketing firm.

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Hilarie Bass. Until December 2018, Hilarie Bass was president of Greenberg Traurig, a leading global law firm with more than 2000 attorneys and 40 offices worldwide. Prior to being president of the law firm, she served as Chair of the 600 member Litigation Department for eight years. A trial lawyer for more than 30 years, Hilarie litigated business disputes involving $100’s of millions for Fortune 100 companies in both jury and non-jury trials. Her expertise as a trial lawyer was recognized by her invitation to be a member of the American College of Trial lawyers. Hilarie has served as president of the American Bar Association, as Chair of the University of Miami Board of Trustees, and as Chair of the Board of United Way of Miami Dade. She currently is a member of the UHealth Board of Directors, the Board of the ABA Retirement Fund and the American Bar Endowment. Hilarie serves as president of the Bass Institute for Diversity and Inclusion, an entity she created in 2019, along with the Bass Foundation. In her role at the Institute, she has spoken around the world on issues of gender parity, women’s leadership, and the retention and elevation of women in the corporate context.

Qualifications. The Board nominated Ms. Bass to serve as a director because of her experience as the president of a leading global law firm as well as her management experience at that firm.

Nicholas Stanham, Esq. Mr. Stanham has served on our Board since December 2014. Mr. Stanham is a founding partner of R&S International Law Group, LLP in Miami, Florida, which was founded in January 2008. His practice is focused primarily on real estate and corporate structuring for high net worth individuals. Mr. Stanham has over 25 years of experience in real estate purchases and sales of residential and commercial properties. Since 2004, Mr. Stanham has been a member of the Christopher Columbus High School board of directors. In addition, he serves as a director of ReachingU, a foundation that promotes initiatives and supports organizations that offer educational opportunities to Uruguayans living in poverty.

Qualifications. The Board nominated Mr. Stanham to serve as a director because of his experience as a founding partner at a law firm as well as his business management experience at that firm.

Claudia Grillo. Ms. Grillo has served on our Board since June of 2019. Ms. Grillo has served as Associate Vice President of Strategic Philanthropy for the University of Miami since April of 2018. Prior to joining the University of Miami, Ms. Grillo served as the Chief Operating Officer at the United Way of Miami-Dade where she was responsible for securing gifts from individuals, families and corporations. She has been an active member of the South Florida community through her involvement as a board member of the International Women’s Forum, The Children’s Trust and Achieve Miami.

Qualifications. The Board nominated Ms. Grillo to serve a director because of her experience serving as Chief Operating Officer of an organization.

Vote Required for Approval

The election of directors requires the approval of a plurality of the votes present in person or represented by proxy and entitled to be cast at the Meeting. Abstentions and broker non-votes will have no effect on Proposal 1.

Recommendation of the Board of Directors

Our Board recommends a vote “FOR” each of the director nominees.

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CORPORATE GOVERNANCE

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Board Leadership Structure and Role in Risk Oversight

Our Board has not adopted a formal policy regarding the need to separate or combine the offices of Chairman of the Board and Chief Executive Officer and instead our Board remains free to make this determination in a manner it deems most appropriate for our Company. Currently, we combine the positions of Chief Executive Officer and Chairman of the Board. We believe that the combined role of Chief Executive Officer and Chairman of the Board promotes strategy development and execution. Mr. O’Dowd currently serves as Chief Executive Officer and Chairman of the Board. We believe Mr. O’Dowd is suited to serve both roles, because he is the director most familiar with our business and industry, and most capable of effectively identifying strategic priorities and leading the discussion and execution of strategy. Currently, our Board does not perform a risk oversight function.

Meetings

During 2023, our Board held a total of four meetings. Each incumbent director attended at least 75% of the aggregate of (1) the total number of meetings of our Board during the period in which he or she was a director and (2) 75% of the total number of meetings of all committees on which he served during the period in which he was a director. It is the policy of our Board to encourage its members to attend our annual meeting of shareholders.

Family Relationships

There are no family relationships between any director or executive officer.

Involvement in Certain Legal Proceedings

There are no material proceedings to which any director or executive officer or any associate of any such director or officer is a party adverse to our Company or has a material interest adverse to our Company.

No director or executive officer has been involved in any of the following events during the past ten years:

1. any bankruptcy petition filed by or against any business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time;

2. any conviction in a criminal proceeding or being subject to a pending criminal proceeding (excluding traffic violations and other minor offences);

3. being subject to any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities or banking activities;

4. being found by a court of competent jurisdiction (in a civil action), the Securities and Exchange Commission or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended, or vacated;

5. being the subject of, or a party to, any federal or state judicial or administrative order, judgment, decree, or finding, not subsequently reversed, suspended or vacated, relating to an alleged violation of: (i) any federal or state securities or commodities law or regulation; or (ii) any law or regulation respecting financial institutions or insurance companies including, but not limited to, a temporary or permanent injunction, order of disgorgement or restitution, civil money penalty or temporary or permanent cease- and- desist order, or removal or prohibition order; or (iii) any law or regulation prohibiting mail or wire fraud or fraud in connection with any business entity; or

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6. being the subject of, or a party to, any sanction or order, not subsequently reversed, suspended or vacated, of any self-regulatory organization (as defined in Section 3(a)(26) of the Exchange Act), any registered entity (as defined in Section 1(a)(29) of the Commodity Exchange Act), or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or persons associated with a member.

Delinquent Section 16(a) Reports

Under Section 16(a) of the Exchange Act (“Section 16(a)”), our executive officers, directors, and persons who own more than 10% of a registered class of the Company’s equity securities are required to file with the Securities and Exchange Commission initial statements of beneficial ownership, reports of changes in ownership and annual reports concerning their ownership of our common stock and other equity securities, on Forms 3, 4 and 5 respectively. Executive officers, directors, and persons who own more than 10% of a registered class of the Company’s equity securities are required by Securities and Exchange Commission regulations to furnish us with copies of all Section 16(a) reports that they file.

Based solely on the copies of such reports and amendments thereto received by us, or written representations that no filings were required, we believe that all Section 16(a) filing requirements applicable to our executive officers and directors and 10% shareholders were met for the year ended December 31, 2023, except for a Form 3 for NSL Ventures LLC, a more than 10% shareholder in the year ended December 31, 2023, that was not filed.

Code of Ethics

Our Board has adopted a Code of Ethics for Senior Financial Officers (our “Code of Ethics”). Our Code of Ethics sets forth standards of conduct applicable to our Chief Executive Officer and our Chief Financial and Operating Officer to promote honest and ethical conduct, proper disclosure in our periodic filings, and compliance with applicable laws, rules and regulations. In addition, our Board adopted a Code of Conduct for Directors, Officers and Employees (“Code of Conduct”). Our Code of Ethics and Code of Conduct are available to view at our website, www.dolphinentertainment.com by clicking on Investor Relations. We intend to provide disclosure of any amendments or waivers of our Code of Ethics on our website within four business days following the date of the amendment or waiver.

Board Committees

Our Board currently has a standing Audit Committee and Compensation Committee. Each of the Board’s committees operates under a written charter adopted by our Board which addresses the purpose, duties and responsibilities of such committee. A current copy of each committee charter can be found on our website at www.dolphinentertainment.com by clicking on Investor Relations. Information contained on or accessible through our website is not part of, and is not incorporated by reference in, this Proxy Statement.

Audit Committee and Audit Committee Financial Experts

The Audit Committee consists of Messrs. Famadas, Stanham and Espensen, who serves as Chairman. In 2023, the Audit Committee held four meetings. All members of the Audit Committee were present at each meeting.

Among its responsibilities, the Audit Committee assists the Board in overseeing: our accounting and financial reporting practices and policies; systems of internal controls over financial reporting; the integrity of our consolidated financial statements and the independent audit thereof; our compliance with legal and regulatory requirements; and the performance of our independent registered public accounting firm and assessment of the auditor’s qualifications and independence.

In addition, the Audit Committee selects and appoints our independent registered public accounting firm and reviews and approves related party transactions. The Audit Committee Chairman reports on Audit Committee actions and recommendations at Board meetings. The Audit Committee may, in its discretion, delegate its duties and responsibilities to a subcommittee of the Audit Committee as it deems appropriate. Our Board has determined that each member of the Audit Committee meets the independence requirements under Nasdaq’s listing standards and the enhanced independence standards for audit committee members required by the SEC. In addition, our Board has determined that Mr. Espensen meets the requirements of an audit committee financial expert under the rules of the SEC and Nasdaq.

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Director Nominations

Our Board currently does not have a standing nominating committee or committee performing similar functions. In accordance with Nasdaq rules, a majority of the Board’s independent directors recommend director nominees for selection by the Board. Our Board believes that our independent directors can satisfactorily carry out the responsibility of properly selecting, approving and recommending director nominees without the formation of a standing nominating committee. The directors who participate in the consideration and recommendation of director nominees are those independent directors of the Board identified herein. As there is no standing nominating committee, we do not have a nominating committee charter in place.

The Board will also consider director candidates recommended for nomination by our shareholders during such times as it is seeking proposed nominees to stand for election at the next annual meeting of shareholders (or, if applicable, a special meeting of shareholders). All shareholder nominations and recommendations for nominations to the Board must be addressed to the Chairman of the Audit Committee who will submit such nominations to the Board. Our Board currently does not have a written policy with regard to the nomination process, or a formal policy with respect to the consideration of director candidates. In addition, we have not formally established any specific, minimum qualifications that must be met or skills that are necessary for directors to possess. In general, in identifying and evaluating nominees for director, the Board considers educational background, diversity of professional experience, knowledge of our businesses, integrity, professional reputation, independence, and the ability to represent the best interests of our shareholders. The Board will evaluate the suitability of potential candidates nominated by shareholders in the same manner as other candidates recommended to the Board.

Compensation Committee

The Compensation Committee consists of Messrs. Stanham and Famadas, who serves as Chairman. In 2023, the Compensation Committee held one meeting, which both members attended.

Among its responsibilities, the Compensation Committee: establishes salaries, incentives and other forms of compensation for executive officers and directors; reviews and approves any proposed employment agreement with any executive officer and any proposed modification or amendment thereof; and maintains and administers our equity incentive plan.

The Compensation Committee Chairman reports on Compensation Committee actions and recommendations at Board meetings. The Compensation Committee has the authority to engage the services of outside legal or other experts and advisors as it determines in its sole discretion; however, in 2023 the Compensation Committee did not engage an independent compensation consultant because it did not believe one was necessary. Our Chief Executive Officer may recommend compensation levels for executive officers (other than his own) to the Compensation Committee. The Compensation Committee may form and delegate authority to subcommittees as appropriate and in accordance with applicable law, regulation and the Nasdaq rules.

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EXECUTIVE COMPENSATION

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Our executive compensation program is designed to balance the goals of attracting and retaining talented executives who are motivated to achieve our annual and long-term strategic goals while keeping the program affordable and appropriately aligned with shareholder interests. We believe that our executive compensation program accomplishes these goals in a way that is consistent with our purpose and core values and the long-term interests of the Company and its shareholders.

The following table sets forth information concerning all cash and non-cash compensation awarded to, and earned by or paid to (i) all individuals serving as the Company’s principal executive officers or acting in a similar capacity during the last two completed fiscal years, regardless of compensation level, and (ii) the Company’s two most highly compensated executive officers other than the principal executive officer serving at the end of the last two completed fiscal years (collectively, the “Named Executive Officers”).

Summary Compensation Table

Name and Principal Position	Year	Salary ($)	Equity(1) Awards ($)	Bonus ($)	All Other Compensation ($)		Total ($)
William O’Dowd, IV,	2023	400,000	—	—	282,880	(2)	682,880
Chairman and Chief Executive Officer	2022	400,000	1,951	—	282,878	(3)	684,829

Mirta A. Negrini,	2023	300,000	—	—	—		300,000
Chief Financial and Operating Officer	2022	300,000	1,951	—	—		301,951

———————

(1)	Equity awards comprise 296 restricted stock units granted and vested in 2022 and no option awards.

(2)	This amount includes life insurance in the amount of $20,380 and interest accrued on accrued and unpaid compensation in the amount of $262,500 (see Certain Relationship and Related Transactions). This amount does not include interest payments on promissory notes from related party transactions.

(3)	This amount includes life insurance in the amount of $20,380 and interest accrued on accrued and unpaid compensation in the amount of $262,498 (see Certain Relationship and Related Transactions). This amount does not include interest payments on promissory notes from related party transactions.

Employment Arrangements

Mirta A. Negrini. On October 21, 2013, we appointed Ms. Negrini as our Chief Financial and Operating Officer. The terms of Ms. Negrini’s employment arrangement do not provide for any payments in connection with her resignation, retirement or other termination, or a change in control, or a change in her responsibilities following a change in control. On March 1, 2024, the Compensation Committee of the Board approved an increase in the base salary of Ms. Negrini from $300,000 to $325,000 per year. The increase was effective February 1, 2024.

Outstanding Equity Awards at Fiscal Year-End

None of the Named Executive Officers in the table above had any outstanding equity awards as of December 31, 2023 and December 31, 2022.

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Director Compensation

During the year ended December 31, 2023, we did not pay compensation to any of our directors in connection with their service on our Board.

Information Concerning Executive Officers

Biographical information with respect to our current executive officers, Mr. O’Dowd and Ms. Negrini, is set forth above under “Proposal 1—Election of Directors.”

2023 Pay versus Performance Table and Supporting Narrative

The following table and supporting narrative contain information regarding “compensation actually paid” to our named executive officers and the relationship to company performance.

Year	Summary Compensation Table Total for PEO ($)(1)	Compensation Actually Paid to PEO ($)(1)	Average Summary Compensation Table Total for Non-PEO Named Executive Officers ($)(2)	Average Compensation Actually Paid to Non-PEO Named Executive Officers ($)(2)	Value of $100 fixed investment _____________ Total Shareholder Return ($)	Net Income ($mm)
2023	$682,880	$682,880	$300,000	$300,000	$50	($22)
2022	$684,829	$683,831	$301,951	$300,953	$53	($5)
2021	$682,880	$682,880	$300,000	$300,000	$251	($6)

(1)	Reflects compensation for our Chief Executive Officer, William O’Dowd, IV, who served as our Principal Executive Officer (PEO) in 2021, 2022 and 2023.
(2)	Reflects compensation for Mirta A. Negrini in 2021, 2022 and 2023, as shown in the Summary Compensation Table for each respective year.

	PEO – William O’Dowd, IV			Other NEO Average
Adjustments	2023	2022	2021	2023	2022	2021
Summary Compensation Table Total	$682,880	$684,829	$682,880	$300,000	$301,951	$300,000
Deduction for amounts reported in “Equity Awards” column in the SCT for applicable FY	$0	($1,951)	$0	$0	($1,951)	$0
Addition of fair value at vesting date, of equity awards granted during the FY that vested during the FY	$0	$953	$0	$0	$953	$0
Compensation Actually Paid	$682,880	$683,831	$682,880	$300,000	$300,953	$300,000

To calculate “compensation actually paid” for our PEO and other NEOs the following adjustments were made to Summary Compensation Table total pay.

The equity awards included above comprise of restricted share units granted in 2022. Measurement date equity fair values are calculated with assumptions derived on a basis consistent with those used for grant date fair value purposes. Restricted stock units are valued based on the stock price on the relevant measurement date.

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Compensation Actually Paid Versus Company Performance

The following charts provide a clear, visual description of the relationships between “compensation actually paid to our PEO, and the average for our non-PEO NEO, to aspects of our financial performance.

Compensation Actually Paid versus Total Shareholder Return
Indexed Total Shareholder Return
Compensation Actually Paid ($mm)
$300
$250
$200
$150
$100
$50
$0
$800
$600
$400
$200
$0
-$200
-$400
2020
2021
2022
2023
CAP - William O'Dowd, IV
CAP - Other NEOs
Company TSR

Compensation Actually Paid versus Net Income
Net Income ($mm)
Compensation Actually Paid ($mm)
$80
$60
$40
$20
$0
-$20
-$40
$800
$600
$400
$200
$0
-$200
-$400
2021
2022
2023
CAP - William O'Dowd, IV
CAP - Other NEOs
Net Income

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PROPOSAL 2—RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

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Introduction

The Audit Committee has appointed Grant Thornton LLP (“GT”) to serve as our independent registered public accounting firm for the 2024 fiscal year. GT has served as our independent registered public accounting firm since June 3, 2022. In connection with the appointment of GT, the Audit Committee annually reviews and negotiates the terms of the engagement letter entered into with GT. This letter sets forth important terms regarding the scope of the engagement, associated fees, payment terms and responsibilities of each party.

The Audit Committee believes that the continued retention of GT as our independent registered public accounting firm is in the best interest of us and our shareholders, and we are asking our shareholders to ratify the appointment of GT as our independent registered public accounting firm for 2024. Although shareholder ratification of the selection and appointment of our independent registered public accounting firm is not required by our Bylaws or otherwise, we are submitting such appointment to our shareholders for ratification because we value our shareholders’ views on our independent registered public accounting firm and as a matter of good corporate governance. The Audit Committee will consider the outcome of our shareholders’ vote in connection with the Audit Committee’s appointment of our independent registered public accounting firm in the next fiscal year but is not bound by the shareholders’ vote. Even if the selection is ratified, the Audit Committee may, in its discretion, direct the appointment of a different independent registered public accounting firm at any time if it determines that a change would be in the best interests of us and our shareholders.

We expect a representative of GT to attend the Annual Meeting. The representative will have an opportunity to make a statement if he or she desires and will be available to respond to appropriate questions.

Fees Paid to Our Independent Registered Public Accounting Firm

The following table sets forth the aggregate fees billed or expected to be billed to our Company for professional services rendered by our independent registered public accounting firm, Grant Thornton LLP, for the fiscal years ended December 31, 2023 and December 31, 2022.

	Year Ended 12/31/2023	Year Ended 12/31/2022
Audit Fees(1)	$771,750	$776,000
Audit-Related Fees(2)	$126,000	—
Tax Fees	—	—
All Other Fees	—	—
Total	$897,750	$776,000

———————

(1)	Audit Fees— this category consists of fees billed or expected to be billed for professional services rendered for the audits of our financial statements, reviews of our interim financial statements included in quarterly reports, services performed in connection with regular filings with the Securities and Exchange Commission and other services that are normally provided by our independent registered public accounting firm for the fiscal years ended December 31, 2023 and December 31, 2022.
(2)	Audit Related Fees - this category consists of fees billed or expected to be billed for audit related services performed by the independent registered public accounting firm that are not required by statute or regulation for the registrant itself. During the year ended December 31, 2023, these fees were related to the audits of Special Projects Media, LLC.

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Policy on Pre-Approval by Audit Committee of Services Performed by Independent Registered Public Accounting Firm

The Audit Committee reviews, and in its sole discretion pre-approves, our independent auditors’ annual engagement letter including proposed fees and all auditing services provided by the independent auditors. Accordingly, our Audit Committee approved all services rendered by our independent registered public accounting firm, Grant Thornton LLP, during fiscal year 2023, as described above. Our Audit Committee and Board has considered the nature and amount of fees billed or expected to be billed by Grant Thornton LLP and believes that the provision of services for activities unrelated to the audit was compatible with maintaining Grant Thornton LLP’s independence.

The Audit Committee has not implemented a policy or procedure which delegates the authority to approve, or pre-approve, audit or permitted non-audit services to be performed by Grant Thornton LLP. Our Board may not engage the independent auditors to perform the non-audit services proscribed by law or regulation.

Audit Committee Report

The Audit Committee oversees our accounting and financial reporting processes on behalf of the Board. Management has primary responsibility for our financial statements, financial reporting process and internal controls over financial reporting. The independent auditors are responsible for performing an independent audit of our financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). The Audit Committee’s responsibility is to select the independent auditors and monitor and oversee our accounting and financial reporting processes, including our internal controls over financial reporting, and the audits of our financial statements.

In 2023, the Audit Committee met and held discussions with management and the independent auditors. In the discussions related to our financial statements for fiscal year 2023, management represented to the Audit Committee that such financial statements were prepared in accordance with U.S. generally accepted accounting principles. The Audit Committee reviewed and discussed with management the financial statements for fiscal year 2023. In fulfilling its responsibilities, the Audit Committee discussed with the independent auditors those matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (the “PCAOB”) and the Securities and Exchange Commission. In addition, the Audit Committee received from the independent auditors the written disclosures and letter required by applicable requirements of the PCAOB regarding the independent auditor’s communications with the Audit Committee concerning independence, and the Audit Committee discussed with the independent auditors that firm’s independence.

Based upon the Audit Committee’s discussions with management and the independent auditors and the Audit Committee’s review of the representations of management and the written disclosures and letter of the independent auditors provided to the Audit Committee, the Audit Committee recommended to the Board that the audited consolidated financial statements for the year ended December 31, 2023 be included in our 2023 annual report on Form 10-K, for filing with the SEC.

The Audit Committee:

Michael Espensen

Nelson Famadas

Nicholas Stanham

The immediately preceding report of the Audit Committee does not constitute soliciting material and should not be deemed filed or incorporated by reference into any of previous filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that we specifically incorporate such report by reference.

Vote Required for Approval

Proposal 2 shall be approved if a majority of votes present in person or represented by proxy and entitled to be cast are cast in favor of such action. Since Proposal 2 is considered a routine matter, brokers will have discretionary voting on this matter if they do not receive instructions Abstentions and broker non-votes will not be treated as votes cast and will have no impact on Proposal 2.

Recommendation of the Board of Directors

Our Board recommends a vote “FOR” ratification of the appointment of GT as our independent registered public accounting firm for the year ending December 31, 2024.

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PROPOSAL 3—APPROVAL OF AN AMENDMENT TO THE ARTICLES OF INCORPORATION TO EFFECT REVERSE STOCK SPLIT

On July 29, 2024, our Board approved, and directed that there be submitted to our shareholders for approval, a proposed amendment to the Articles of Incorporation to effect a reverse stock split with respect to our issued and outstanding common stock (the “Reverse Stock Split”), to be effected at such time and date, if at all, as determined by the Board in its sole discretion.

Effecting the Reverse Stock Split requires that our Articles of Incorporation be amended. The text of the proposed amendment is set forth in Annex A to this proxy statement and is incorporated by reference herein. By approving this proposal, shareholders would give the Board the authority, but not the obligation, to file the Amendment to effect the Reverse Stock Split and full discretion to approve the ratio at which shares of common stock will be reclassified with a ratio of 1-for-2. The amendment, once filed, will be effective upon the filing of such amendment to the Articles of Incorporation in the form attached as Annex A with the Secretary of State of Florida with such filing to occur, if at all, at the sole discretion of the Board.

Although the Reverse Stock Split will not have any dilutive effect on our shareholders, the proportion of shares owned by our shareholders relative to the number of shares authorized for issuance will decrease because the Reverse Stock Split does not change our current authorized number of shares of Common Stock of 200,000,000. The remaining authorized shares of common stock may be used for various purposes, as described below. In order to support our projected need for additional flexibility to raise capital as necessary, the Board believes that the number of authorized shares of Common Stock should be maintained at 200,000,000.

Reasons for the Reverse Stock Split

The Board believes it would be prudent and advisable to have the additional authorized shares of common stock available to provide additional flexibility regarding the potential use of shares of Common Stock for business and financial purposes in the future. Having an increased number of authorized but unissued shares of Common Stock would allow us to take prompt action with respect to corporate opportunities that develop, without the delay and expense of convening a special meeting of shareholders for the purpose of approving an increase in our authorized shares.

The additional shares could be used for various purposes without further shareholder approval. These purposes may include: (i) raising capital, if we have an appropriate opportunity, through offerings of Common Stock or securities that are convertible into Common Stock; (ii) expanding our business through potential strategic transactions, including mergers, acquisitions, and other business combinations or acquisitions of new technologies or products; (iii) establishing strategic relationships with other companies; (iv) exchanges of Common Stock or securities that are convertible into Common Stock for other outstanding securities; (v) providing equity incentives to attract and retain employees, officers or directors; and (vi) other purposes. We do not currently have any plans, proposals or arrangements to issue any of the newly available authorized shares for any purposes.

In addition, we believe that the low per share market price of our common stock impairs its marketability to and acceptance by institutional investors and other members of the investing public and could create a negative impression of the Company. Theoretically, decreasing the number of shares of common stock outstanding should not, by itself, affect the marketability of the shares, the type of investor who would be interested in acquiring them, or our reputation in the financial community. In practice, however, many investors, brokerage firms and market makers consider low-priced stocks as unduly speculative in nature and, as a matter of policy, avoid investment and trading in such stocks. Moreover, the analysts at many brokerage firms do not monitor the trading activity or otherwise provide coverage of lower priced stocks. The presence of these factors may be adversely affecting, and may continue to adversely affect, not only the pricing of our common stock but also its trading liquidity. In addition, these factors may affect our ability to raise additional capital through the sale of stock.

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Potential Effects of the Reverse Stock Split

By approving this proposal, shareholders will approve the combination of two (2) shares of common stock into one (1) share. Except for de minimus adjustments that may result from the treatment of fractional shares as described below, the Reverse Stock Split will not have any dilutive effect on our shareholders since each shareholder would hold the same percentage of our common stock outstanding immediately following the Reverse Stock Split as such shareholder held immediately prior to the Reverse Stock Split. The relative voting and other rights that accompany the shares of common stock would not be affected by the Reverse Stock Split. The Reverse Stock Split, without the concurrent decrease of the authorized shares of common stock, will give our Board authority to issue additional shares than it would have been able to issue before the Reverse Stock Split from time to time without delay or further action by the shareholders except as may be required by applicable law or the rules of the Nasdaq Capital Market.

Although our Board believes that the decrease in the number of shares of our common stock outstanding as a consequence of the Reverse Stock Split and any consequent increase in the market price of our common stock could encourage interest in our common stock and possibly promote greater liquidity for our shareholders, such liquidity could also be adversely affected by the reduced number of shares outstanding after the Reverse Stock Split.

The Reverse Stock Split will be effected simultaneously for all issued and outstanding shares of common stock and the exchange ratio will be the same for all issued and outstanding shares of common stock. The Reverse Stock Split will affect all of our shareholders uniformly and will not affect any shareholder’s percentage ownership interests in the Company, except for immaterial adjustments that may result from the treatment of fractional shares. Common stock issued pursuant to the Reverse Stock Split will remain fully paid and non-assessable. The Reverse Stock Split will not affect the Company’s continuing obligations under the periodic reporting requirements of the Securities Exchange Act. Following the Reverse Stock Split, our common stock will continue to be listed on The Nasdaq Capital Market, under the symbol “DLPN,” although it would receive a new CUSIP number.

Upon effectiveness of the Reverse Stock Split, the number of authorized shares of common stock that are not issued or outstanding will increase substantially, because the proposed amendment will not reduce the number of authorized shares, while it will reduce the number of outstanding shares by a factor of two (2). This will increase the number of shareholders who hold less than a “round lot,” or 100 shares. This has two disadvantages. First, the Exchange requires that we have a certain number of round lot shareholders to continue to be listed. Second, the transaction costs to shareholders selling “odd lots” are typically higher on a per share basis. Consequently, the Reverse Stock Split could increase the transaction costs to existing shareholders in the event they wish to sell all or a portion of their position.

The shares that are authorized but unissued after the Reverse Stock Split will be available for issuance, and, if we issue these shares, the ownership interest of holders of our common stock may be diluted. The number of shares of our common stock that may be purchased upon exercise of outstanding options or other securities convertible into, or exercisable or exchangeable for, shares of our common stock, and the exercise or conversion prices for these securities, will also be ratably adjusted in accordance with their terms upon effectiveness. We may issue such shares to raise capital and/or as consideration in acquiring other businesses or establishing strategic relationships with other companies. Such acquisitions or strategic relationships may be effected using shares of common stock or other securities convertible into common stock and/or by using capital that may need to be raised by selling such securities.

Implementation of the Reverse Stock Split

Following shareholder approval of this proposal, the Reverse Stock Split would be implemented, if at all, by the filing of the amendment to the Articles of Incorporation with the Secretary of State of the State of Florida (such time of filing, the “Effective Time”). Upon the filing of the amendment, without further action on our part or our shareholders, the outstanding shares of common stock held by shareholders of record as of the Effective Time would be converted into a lesser number of shares of common stock based on a Reverse Stock Split ratio as determined by the Board. However, at any time prior to the effectiveness of the filing of the Amendment with the Secretary of State of the State of the State of Florida, the Board reserves the right to abandon this proposal and to not file the amendment, even if approved by the shareholders of the Corporation, if the Board, in its discretion, determines that such amendment is no longer in the best interests of the Corporation or its shareholders.

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Effect on Authorized but Unissued Shares of Capital Stock

Currently, we are authorized to issue up to a total of 200,000,000 shares of common stock, of which 22,119,016 shares were issued and outstanding as of the Record Date, and 10,000,000 shares of preferred stock, of which 50,000 were issued and outstanding as of the Record Date. The Reverse Stock Split, if approved and effected, will not have any effect on the authorized number of shares of our common stock or preferred stock.

Fractional Shares

No fractional shares will be issued in connection with the Reverse Stock Split. Instead, the fractional shares of common stock created as a result of the Reverse Stock Split shall be rounded up to the next whole number such that in lieu of fractional shares, each shareholder who would have otherwise been entitled to receive a fractional share of common stock shall instead receive a whole share of common stock as a result of the Reverse Stock Split. Each holder of common stock will hold the same percentage of the outstanding common stock immediately following the Reverse Stock Split as that shareholder did immediately before the Reverse Stock Split, except for adjustments due to fractional shares.

Certificated Shares

If a Reverse Stock Split is effectuated, shareholders holding certificated shares (i.e., shares represented by one or more physical share certificates) will receive a transmittal letter from the Company’s transfer agent promptly after the effectiveness of a Reverse Stock Split. The transmittal letter will be accompanied by instructions specifying how shareholders holding certificated shares can exchange certificates representing the pre-split shares for a statement of holding.

Beginning after the effectiveness of the Reverse Stock Split, each certificate representing pre-split shares will be deemed for all corporate purposes to evidence ownership of post-split common stock.

SHAREHOLDERS SHOULD NOT DESTROY ANY PRE-SPLIT STOCK CERTIFICATE AND SHOULD NOT SUBMIT ANY CERTIFICATES UNTIL THEY ARE REQUESTED TO DO SO.

Accounting Matters

As of the Effective Time, the stated capital attributable to common stock on our balance sheet will be reduced proportionately based on the Reverse Stock Split ratio (including a retroactive adjustment of prior periods), and the additional paid-in capital account will be credited with the amount by which the stated capital is reduced. Reported per share net income or loss will be higher because there will be fewer shares of our common stock outstanding.

United States Federal Income Tax Consequences of the Reverse Stock Split

The following summary describes certain material U.S. federal income tax consequences of the Reverse Stock Split to holders of our common stock. This summary addresses the tax consequences only to a beneficial owner of our common stock that is a citizen or individual resident of the United States, a corporation organized in or under the laws of the United States or any state thereof or the District of Columbia or otherwise subject to U.S. federal income taxation on a net income basis in respect of our common stock (a “U.S. holder”). This summary does not address all of the tax consequences that may be relevant to any particular shareholder, including tax considerations that arise from rules of general application to all taxpayers or to certain classes of taxpayers or that are generally assumed to be known by investors. This summary also does not address the tax consequences to persons that may be subject to special treatment under U.S. federal income tax law or persons that do not hold our common stock as “capital assets” (generally, property held for investment). This summary is based on the provisions of the Internal Revenue Code of 1986, as amended, U.S. Treasury regulations, administrative rulings and judicial authority, all as in effect as of the date hereof. Subsequent developments in U.S. federal income tax law, including changes in law or differing interpretations, which may be applied retroactively, could have a material effect on the U.S. federal income tax consequences of the Reverse Stock Split. Each shareholder should consult his, her or its own tax advisor regarding the U.S. federal, state, local and foreign income and other tax consequences of the Reverse Stock Split.

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If a partnership (or other entity classified as a partnership for U.S. federal income tax purposes) is the beneficial owner of our common stock, the U.S. federal income tax treatment of a partner in the partnership will generally depend on the status of the partner and the activities of the partnership. Partnerships that hold our common stock, and partners in such partnerships, should consult their own tax advisors regarding the U.S. federal income tax consequences of the Reverse Stock Split.

The Reverse Stock Split should be treated as a recapitalization for U.S. federal income tax purposes. Therefore, no gain or loss should be recognized by a U.S. holder upon the Reverse Stock Split. Accordingly, the aggregate tax basis in the common stock received pursuant to the Reverse Stock Split should equal the aggregate tax basis in the common stock surrendered and the holding period for the common stock received should include the holding period for the common stock surrendered.

Risks Associated with the Reverse Stock Split

We cannot predict whether the Reverse Stock Split will increase the market price for our common stock. The history of similar stock split combinations for companies in like circumstances is varied, and the market price of our common stock will also be based on our performance and other factors, some of which are unrelated to the number of shares outstanding. Further, there are a number of risks associated with the Reverse Stock Split, including:

•	The market price per share of our shares of common stock post-Reverse Stock Split may not remain in excess of the $1.00 minimum bid price per share as required by Nasdaq, or the Company may fail to meet the other requirements for continued listing on Nasdaq, resulting in the delisting of our common stock.
•	Although the Board believes that a higher stock price may help generate the interest of new investors, the Reverse Stock Split may not result in a per-share price that will successfully attract certain types of investors and such resulting share price may not satisfy the investing guidelines of institutional investors or investment funds. Further, other factors, such as our financial results, market conditions and the market perception of our business, may adversely affect the interest of new investors in the shares of our common stock. As a result, the trading liquidity of the shares of our common stock may not improve as a result of the Reverse Stock Split and there can be no assurance that the Reverse Stock Split, if completed, will result in the intended benefits.
•	The Reverse Stock Split could be viewed negatively by the market and other factors, such as those described above, may adversely affect the market price of the shares of our common stock. Consequently, the market price per share post-Reverse Stock Split may not increase in proportion to the reduction of the number of shares of our common stock outstanding before the implementation of the Reverse Stock Split. Accordingly, the total market capitalization of our shares of common stock after the Reverse Stock Split may be lower than the total market capitalization before the Reverse Stock Split. Any reduction in total market capitalization as the result of the Reverse Stock Split may make it more difficult for us to meet the Nasdaq Listing Rule regarding minimum value of listed securities, which could result in our shares of common stock being delisted from The Nasdaq Capital Market.
•	As mentioned above, the Reverse Stock Split may result in some shareholders owning “odd lots” of less than 100 shares of common stock. Odd lot shares may be more difficult to sell, and brokerage commissions and other costs of transactions in odd lots are generally somewhat higher than the costs of transactions in “round lots” of even multiples of 100 shares.

Vote Required for Approval

Proposal 3 shall be approved if a majority of votes entitled to be cast are cast in favor of such action. Since Proposal 3 is considered a routine matter, brokers will have discretionary voting on this matter if they do not receive instructions. Abstentions and broker non-votes will have the same effect as votes against Proposal 3.

Recommendation of the Board of Directors

The Board recommends a vote “FOR” the proposal to amend the Articles of Incorporation to effect the Reverse Stock Split.

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PROPOSAL 4—APPROVAL OF AN AMENDMENT TO THE ARTICLES OF INCORPORATION TO INCREASE THE NUMBER OF VOTES UNDERLYING THE SERIES C CONVERTIBLE PREFERRED STOCK

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On July 29, 2024, our Board approved, and directed that there be submitted to our shareholders for approval, a proposed amendment to the terms of the Series C Convertible Preferred Stock (the “Series C”) included in our Articles of Incorporation to increase the number of votes per share of common stock the Series C is convertible into from five votes per share to ten votes per share. The text of the proposed amendment is set forth in Annex A to this proxy statement and is incorporated by reference into this proxy statement.  If the amendment is approved by our shareholders, we will file the amendment with the Secretary of State of the State of Florida to effectuate it.

Purpose and Effect of the Series C Vote Increase

The Board believes that the relative voting power of the Series C shareholder has been instrumental in attracting acquisitions and retaining senior management. The Board further believes that the increase in the voting rights of our Series C from five votes per share to ten votes per share of common stock the Series C is convertible into will preserve the current relative voting power of the Series C shareholder, even after the potential issuance of common stock for future potential financings and acquisitions.

Presently all 50,000 outstanding shares of Series C is held by Dolphin Entertainment LLC, an entity wholly-owned and controlled by William O’Dowd, our Chief Executive Officer and Chairman of our Board. The Board believes that it is in the best interest of the Company and its shareholders that Mr. O’Dowd maintain his current relative voting power in order to both retain existing senior management of the various entities acquired over the past 7 years, as well as for the Company to be more attractive to prospective new acquisition targets.

The 50,000 outstanding shares of Series C are presently convertible into 4,738,940 shares of common stock. Per the terms of the Series C in our Articles of Incorporation, the Series C is entitled to five votes for every one share of common stock the Series C is convertible into. Therefore, the Series C presently has 23,694,700 votes and is entitled to vote together as a single class on all matters upon which common shareholders are entitled to vote, and which today represents 51.7% of the voting stock of the Company. If this proposal is approved by shareholders, the Series C will be entitled to 47,389,400 votes, which would represent 68.2% of the voting stock of the Company today.

The Board also believes that it is in the best interest of Company and the shareholders to restrict Mr. O’Dowd from converting any shares of Series C into shares of common stock for a reasonable period of time. Therefore, the Board has secured an agreement with Mr. O’Dowd that Mr. O’Dowd will not convert any of his shares of Series C into shares of common stock for three years, except in the case of a change of control, if this amendment is approved.

The Board further believes that although the increase in the voting rights of the Series C is not being done for the purpose of impeding any pending takeover attempt, nevertheless, the voting power of the Series C has potential utility as a device to discourage or impede a non-negotiated takeover of the Company. In the event that a non-negotiated takeover was attempted, the inability to win the approval of the Series C shareholder, for example, could make the Company unattractive to the party seeking control of the Company. However, this would also have a detrimental effect on the interests of any shareholder who wanted to tender his or her shares to the party seeking control or who would favor a change in control.

Interest of Certain Persons in Matters to be Acted Upon

Mr. O’Dowd, our Chief Executive Officer and Chairman of the Board, is the beneficial owner of all outstanding shares of Series C and will receive additional voting power as a result of the Series C vote increase. Mr. O’Dowd will not receive a financial benefit from the Series C vote increase, and would have a restriction on his ability to convert any of his shares of Series C into shares of common stock for a period of 3 years, absent a change of control.

Implementation of the Authorized Share Increase

Following shareholder approval of this proposal, the Series C vote increase would be implemented, if at all, by the filing of the amendment to the Articles of Incorporation with the Secretary of State of the State of Florida. However, at any time prior to the effectiveness of the filing of the amendment with the Secretary of State of the State of Florida, the Board reserves the right to abandon this proposal and to not file the amendment, even if approved by the shareholders of the Company, if the Board, in its discretion, determines that such amendment is no longer in the best interests of the Company or its shareholders.

Vote Required for Approval

Proposal 4 shall be approved if a majority of the votes entitled to be cast are cast in favor of such action. Proposal 4 is a non-routine proposal on which a broker or other nominee is not empowered to vote in the absence of voting instructions from the beneficial owner. Abstentions and broker non-votes will have the same effect as votes against Proposal 4.

Recommendation of the Board of Directors

The Board unanimously recommends a vote “FOR” the amendment to the Series C vote increase.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

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The table below shows the beneficial ownership as of July 29, 2024, of our common stock and our Series C Convertible Preferred Stock (the “Series C”) held by each of our incumbent directors, director nominees, named executive officers, all incumbent directors, director nominees and executive officers as a group and each person known to us to be the beneficial owner of more than 5% of our outstanding common stock and 5% of our Series C. The percentages in the table below are based on 22,119,016 shares of common stock outstanding and 50,000 shares of Series C outstanding as of July 29, 2024. Shares of common stock issuable upon conversion of the Series C are not included in such calculation as a result of the Stock Restriction Agreement entered into between the Company and the holder of the Series C pursuant to which the conversion of the Series C is prohibited until such time as a majority of the independent directors of the Board approves the removal of the prohibition. The Stock Restriction Agreement also prohibits the sale or other transfer of the Series C until such transfer is approved by a majority of the independent directors of the Board. The Stock Restriction Agreement shall terminate upon a Change of Control (as such term is defined in the Stock Restriction Agreement) of the Company.

Beneficial ownership is determined in accordance with Rule 13d-3 promulgated under the Exchange Act. Except as indicated by footnote and subject to community property laws, where applicable, to our knowledge the persons named in the table below have sole voting and investment power with respect to all shares of common stock that are shown as beneficially owned by them. In computing the number of shares owned by a person and the percentage ownership of that person, any such shares subject to warrants or other convertible securities held by that person that were exercisable as of July 29, 2024 or that will become exercisable within 60 days thereafter are deemed outstanding for purposes of that person’s percentage ownership but not deemed outstanding for purposes of computing the percentage ownership of any other person.

Common Stock

Name and Address of Owner(1)	# of Shares of Common Stock	% of Class (Common Stock)
Directors and Executive Officers
William O’Dowd, IV(2)	349,662	1.6%
Michael Espensen	56	*
Nelson Famadas	1,534	*
Mirta A. Negrini	296	*
Anthony Leo	—	—
Nicholas Stanham, Esq.(3)	8,443	*
Claudia Grillo	152	*
Director Nominees
Hilarie Bass	—	—
All Directors, Director Nominee and Executive Officers as a Group (8 persons)	360,142	1.6%
Over 5% Shareholder
Marvin Shanken,(4) 825 Eighth Ave., 33rd Floor, New York, NY 10019	1,120,000	5.1%
Andrea Oliveri	1,470,484	6.6%
Nicole Vecchiarelli	1,494,094	6.8%
Danielle Finck	1,922,000	8.7%
NSL Ventures LLC, 535 South Norton, Los Angeles, CA 90020	2,031,491	9.2%

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Series C Convertible Preferred Stock

Name and Address of Owner(1)	# of Shares of Preferred Stock		% of Class (Preferred Stock)
William O’Dowd, IV(5)	50,000	(6)	100%

———————

* Less than 1% of outstanding shares.

(1)	Unless otherwise indicated, the address of each shareholder is c/o Dolphin Entertainment, Inc., 150 Alhambra Circle, Suite 1200, Coral Gables, Florida, 33134.

(2)	The amount shown includes (1) 124,210 shares of common stock held by Dolphin Digital Media Holdings LLC, which is wholly-owned by Mr. O’Dowd, (2) 109,068 shares of common stock held by Dolphin Entertainment, LLC, which is wholly-owned by Mr. O’Dowd and (3) 116,088 shares of common stock held by Mr. O’Dowd individually. The amount shown does not include shares of common stock issuable upon conversion of the Series C Convertible Preferred Stock as such series is not presently convertible.

(3)	Mr. Stanham shares voting and dispositive power with respect to all of the shares of common stock with his spouse.

(4)	This number does not include (i) 127,746 shares of common stock that are issuable to M. Shanken Communications, Inc. upon conversion of a senior convertible note and (ii) 20,000 shares of common stock of the Issuer that are issuable to Shanken Communications upon the exercise of warrants that are currently exercisable. The note and the warrants are each subject to a 4.99% beneficial ownership blocker and the number of shares of common stock set forth in the table above give effect to such blockers.

(5)	The Series C Convertible Preferred Stock are held by Dolphin Entertainment, LLC, which is wholly-owned by Mr. O’Dowd.

(6)	The Series C is entitled to 23,694,700 votes and is entitled to vote together as a single class on all matters upon which common shareholders are entitled to vote. On November 12, 2020, as amended on September 29, 2022, we entered into a stock restriction agreement with Mr. O’Dowd that prohibits the conversion of Series C Convertible Preferred Stock into common stock for a period of three years from the date of the amendment, and then afterwards only unless the majority of the independent directors of the board of directors vote to remove the restriction. The stock restriction agreement will be immediately terminated upon a change of control as defined in the agreement.

Change in Control

We are unaware of any contract or other arrangement the operation of which may at a subsequent date result in a change of control of our Company.

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CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS, AND DIRECTOR INDEPENDENCE

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Related Party Transaction Policy

Under applicable Nasdaq listing standards, all related person transactions must be approved by our Audit Committee or another independent body of the Board. For smaller reporting companies, current SEC rules define transactions with related persons to include any transaction, arrangement or relationship (i) in which we are a participant, (ii) in which the amount involved exceeds the lesser of $120,000 or one percent of the average of our total assets at year-end for the last two completed fiscal years, and (iii) in which any executive officer, director, director nominee, beneficial owner of more than 5% of our common stock, or any immediate family member of such persons has or will have a direct or indirect material interest. All directors must recuse themselves from any discussion or decision affecting their personal, business or professional interests. All related person transactions will be disclosed in our applicable SEC filings as required under SEC rules.

Transactions with Related Persons

William O’Dowd, IV.  Mr. O’Dowd is our Chief Executive Officer and the Chairman of the Board. Dolphin Entertainment, LLC, an entity owned by Mr. O’Dowd, previously advanced funds for working capital to Dolphin Films, Inc. (“Dolphin Films”), its former subsidiary, which we acquired in March 2016. During 2016, Dolphin Films entered into a promissory note with Dolphin Entertainment, LLC (the “DE LLC Note”) in the principal amount of $1,009,624 for funds previously advanced. The note was payable on demand and accrued interest at a rate of 10% per annum. On November 29, 2017, the Audit Committee approved an amendment to the promissory note to allow for additional advances and repayments on the promissory note up to a maximum principal balance of $5,000,000. On June 15, 2021 the Company exchanged the Original DE LLC Note for a new note maturing on July 31, 2023 (“2023 DE LLC Note” and together with the Original DE LLC Note, the “DE LLC Notes”). Other than the change in maturity date, there were no other changes to the principal, interest or any other terms of the Original DE LLC Note. On June 30, 2022, the maturity date of the 2023 DE LLC Note was extended to December 31, 2026. As of December 31, 2023 and 2022, Dolphin Films owed Dolphin Entertainment, LLC $1,107,873 and $1,107,873, respectively, of principal, and $277,423 and $166,637, respectively, of accrued interest, that was recorded on the consolidated balance sheets. Dolphin Films recorded interest expense of $110,787 for each of the years ended December 31, 2023 and 2022. During the years ended December 31, 2023 and 2022, we did not repay any principal or interest amount owed to Dolphin Entertainment, LLC. On April 29, 2024 and June 10, 2024, we entered into two promissory notes with Dolphin Entertainment, LLC and received proceeds of $1,000,000 and $135,000, respectively (the “2024 DE LLC Notes”). Each 2024 DE LLC Note bears interest at a rate of 10% per annum and matures on the five-year anniversary of their respective issuance dates. During the period between January 1, 2024 and July 29, 2024, we paid $200,000 in cash for interest related to the 2023 DE LLC Note. The largest aggregate principal amount Dolphin Films owed Dolphin Entertainment, LLC during 2023 and 2022 was $1,107,873. The largest aggregate principal amount Dolphin Films owed Dolphin Entertainment LLC during the period between January 1, 2024 and July 29, 2024 was $2,242,873. The aggregate balance outstanding under the 2023 DE LLC Note and the 2024 DE LLC Note as of July 29, 2024 was $2,384,745, including $141,872 of accrued interest.

On September 7, 2012, we entered into an employment agreement with Mr. O’Dowd, which was subsequently renewed for a period of two years, effective January 1, 2015. The agreement provided for an annual salary of $250,000 and a one-time bonus of $1,000,000. Unpaid compensation accrues interest at a rate of 10% per annum. As of each of December 31, 2023 and 2022, we had a balance of $2,625,000 of accrued compensation related to this agreement. As of December 31, 2023 and 2022, we had a balance of $1,440,586 and $1,578,088, respectively, of accrued interest related to this agreement. We recorded $262,500 and $262,498, respectively, of interest expense for the years ended December 31, 2023 and 2022. During the years ended December 31, 2023 and 2022, we paid $400,000 and $250,000, respectively, of interest payments to Mr. O’Dowd. No accrued compensation or interest payments were made to Mr. O’Dowd for the period between January 1, 2024 and July 29, 2024. The largest aggregate balance we owed Mr. O’Dowd during 2023, 2022 and as of July 29, 2024 was $2,625,000. The balance of accrued compensation as of July 29, 2024 was $4,217,332, including $1,592,332 of accrued interest.

On January 16, 2024 and May 28, 2024, the Company issued nonconvertible promissory notes to Mr. Donald Scott Mock, brother of Mr. O’Dowd, in the amount of $900,000 and $75,000, respectively, and received proceeds of $975,000. The promissory notes bear interest at a rate of 10% per annum and mature on January 16, 2029 and May 28, 2029, respectively. As of July 29, 2024, the Company had a principal balance of $975,000, and accrued interest of $49,250. We have not repaid any principal or interest amount owed to Mr. Mock. There have not been any proceeds received, repayments of principal or payments of interest related to these notes as of July 29, 2024. The largest aggregate principal amount the Company owed Mr. Mock pursuant to the notes as of July 29, 2024 was $975,000. The balance outstanding under the notes as of July 29, 2024 was $1,024,521, including $49,521 of accrued interest.

Director Independence

We deem that each of Michael Espensen, Nelson Famadas, Nicholas Stanham, Esq., Claudia Grillo, and Hilarie Bass are independent as that term is defined by NASDAQ 5605(a)(2).

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BOARD DIVERSITY MATRIX (As of July 29, 2024)

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Total Number of Directors:			7
	Female	Male	Non-Binary	Did Not Disclose Gender
Directors’ Gender:	2	5	-	-
Number of Directors who identify in any of the categories below:

African American or Black	—	—	—	—
Alaskan Native	—	—	—	—
Asian	—	—	—	—
Hispanic	1	2	—	—
Native Hawaiian or Pacific Islander	—	—	—	—
White	1	3	—	—
Two or More Races or Ethnicities	—	—	—	—
LGBTQ+	—	—	—	—
Did Not Disclose Demographic Background

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OTHER MATTERS

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Shareholder Proposals for 2025 Annual Meeting of Shareholders and Proxies

Shareholder proposals should be sent to us at the address set forth in the Notice. To be considered for inclusion in our proxy statement for the 2025 Annual Meeting of Shareholders, the deadline for submission of shareholder proposals, pursuant to Rule 14a-8 of the Exchange Act is April 14, 2025. Any proposal with respect to our 2025 Annual Meeting of Shareholders that is submitted other than for inclusion in our proxy statement for the 2025 Annual Meeting of Shareholders and otherwise outside of the requirements of Rule 14a-8 of the Exchange Act will be considered timely if we receive written notice of that proposal on or before June 28, 2025 (the 45th day preceding the one (1) year anniversary of the date on which we first sent this proxy statement for the 2024 Annual Meeting). However, if the date of our 2025 Annual Meeting is changed by more than 30 days from the date of our 2024 Annual Meeting, then the notice and proposal will be considered untimely if it is not received at least a reasonable number of days prior to the date on which we mail the proxy statement in respect of such meeting.

Pursuant to Rule 14a-4 under the Exchange Act, shareholder proxies obtained by our Board in connection with our 2025 Annual Meeting of Shareholders will confer on the proxies and attorneys-in-fact named therein discretionary authority to vote on any matters presented at such Annual Meeting which were not included in the Company’s Proxy Statement in connection with such Annual Meeting, unless notice of the matter to be presented at the Annual Meeting is provided to the Company’s Assistant Secretary before June 28, 2025, (the 45th day preceding the one (1) year anniversary of the date on which we first sent this proxy statement for the 2024 Annual Meeting). To comply with the universal proxy rules, shareholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by SEC Rule 14a-19 in accordance with the provisions of SEC Rule 14a-19.

Transaction of Other Business

At the date of this proxy statement, the only business which our Board intends to present or knows that others will present at the Annual Meeting is contained in this proxy statement. If any other matter or matters are properly brought before the Annual Meeting, or an adjournment or postponement thereof, it is the intention of the person named in the accompanying form of proxy to vote the proxy on such matters in accordance with his best judgment.

List of Shareholders Entitled to Vote at the Annual Meeting

The names of shareholders of record entitled to vote at the Annual Meeting will be available at our corporate office for a period of 10 days prior to the Annual Meeting and continuing through the Annual Meeting.

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Expenses Relating to this Proxy Solicitation

We will pay all expenses relating to this proxy solicitation. In addition to this solicitation by mail, our officers, directors, and employees may solicit proxies by telephone or personal call without extra compensation for that activity.

Interests of Officers and Directors in Matters to Be Acted Upon

Except as described in Proposal 4, no person who has been a director or executive officer of the Company at any time since the beginning of our fiscal year and no associate of any of the foregoing persons has any substantial interest, direct or indirect, in any matter to be acted upon.

Communication with our Board of Directors

Shareholders may communicate with the Board by directing their communications in a hard copy (i.e., non-electronic) written form to the following address: Board of Directors, Dolphin Entertainment, Inc., 150 Alhambra Circle, Suite 1200, Coral Gables, FL 33134. A shareholder communication must include a statement that the author of such communication is a beneficial or record owner of shares of our common stock. Our Corporate Secretary or one of our officers will review all communications meeting the requirements discussed above and will remove any communications relating to (i) the purchase or sale of products or services, (ii) communications from landlords relating to our obligations or the obligations of one of our subsidiaries under a lease, (iii) communications from suppliers or vendors relating to our obligations or the obligations of one of our subsidiaries to such supplier or vendor, (iv) communications from opposing parties relating to pending or threatened legal or administrative proceedings regarding matters not related to securities law matters or fiduciary duty matters, and (v) any other communications that the Corporate Secretary or officer deems, in his or her reasonable discretion, unrelated to our business. The Corporate Secretary or officer will compile all communications not removed in accordance with the procedure described above and will distribute such qualifying communications to the intended recipient(s). A copy of any qualifying communications that relate to our accounting and auditing practices will also be sent directly to the Audit Committee whether or not it was directed to such persons.

Available Information

We maintain an internet website at www.dolphinentertainment.com. Copies of the Audit Committee Charter, Compensation Committee Charter, Code of Ethics and Code of Conduct can be found on our website, www.dolphinentertainment.com, by clicking on Investor Relations, and such information is also available in print to any shareholder who requests it by writing to us at the address below.

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We will furnish without charge to each person whose proxy is being solicited, upon request of any such person, a copy of the 2023 annual report on Form 10-K as filed with the SEC, including the financial statements and schedules thereto, but not the exhibits. In addition, such report is available, free of charge, through our website, www.dolphinentertainment.com, by clicking on Investor Relations and then SEC Filings. A request for a copy of such report should be directed to Dolphin Entertainment, Inc., 150 Alhambra Circle, Suite 1200, Coral Gables, FL 33134, Attention: Mirta A. Negrini, Telephone: (305) 774-0407. A copy of any exhibit to the 2023 annual report on Form 10-K will be forwarded following receipt of a written request to us.

Householding

We have adopted a procedure approved by the SEC called “householding.” Under this procedure, shareholders of record who have the same address and last name will receive only one copy of our proxy statement, unless one or more of these shareholders notifies us that they wish to continue receiving individual copies. This procedure will reduce our printing costs and postage fees.

If you are eligible for householding, but you and other shareholders of record with whom you share an address currently receive multiple copies of materials from us, or if you hold stock in more than one account, and in either case you wish to receive only a single copy of materials from us for your household, please contact our transfer agent, Nevada Agency and Transfer Company in writing at 50 West Liberty Street, Suite 880, Reno, Nevada 89501, or by telephone at (775) 322-0626.

If you participate in householding and wish to receive a separate copy of the proxy statement, or if you do not wish to participate in householding and prefer to receive separate copies of materials from us in the future, please contact our transfer agent as indicated above. Beneficial shareholders can request information about householding from their nominee.

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Annex A

ARTICLES OF AMENDMENT TO

AMENDED AND RESTATED ARTICLES OF INCORPORATION OF

DOLPHIN ENTERTAINMENT, INC.,

A FLORIDA CORPORATION

Pursuant to the provisions of Section 607.1006 of the Florida Business Corporation Act, Dolphin Entertainment, Inc., a Florida corporation, Florida Document Number P14000097818, hereby adopts the following amendment to its Amended and Restated Articles of Incorporation:

Article III(D)(7) is hereby amended to read as follows:

7. Voting Rights. Upon the Board’s determination that an Optional Conversion Threshold has been met, each Holder, except as otherwise required under the FBCA or as set forth herein shall be entitled or permitted to vote on all matters required or permitted to be voted on by the holders of Common Stock of the Corporation and shall be entitled to that number of votes equal to ten votes for the number of Conversion Shares into which such Holder’s shares of the Series C Convertible Preferred Stock could then be converted, pursuant to the provisions of Section 6 hereof at the record date for the determination of shareholders entitled to vote on such matter or, if no such record date is established, at the date such vote is taken or any written consent of shareholders is solicited. Except as otherwise expressly provided herein or as otherwise required by law, the Series C convertible Preferred Stock and the Common Stock shall vote together (or render written consents in lieu of a vote) as a single class on all matters upon which the Common Stock is entitled to vote.

Article III, Capital Stock, is hereby amended by adding the following paragraph at the end of Section A thereof:

Upon the filing and effectiveness (the “Effective Time”) of this amendment to the Corporation’s Amended and Restated Articles of Incorporation, as amended, pursuant to the Business Corporation Act of the State of Florida, each two (2) shares of Common Stock issued and outstanding or held by the Corporation as treasury stock immediately prior to the Effective Time shall, automatically and without action on the part of the respective holders thereof or the Corporation, be combined and converted into one (1) share of Common Stock, subject to treatment of fractional share interests as described below (the “Reverse Stock Split”). No fractional shares of Common Stock shall be issued in connection with the Reverse Stock Split; rather, the fractional shares of Common Stock created as a result of the Reverse Stock Split shall be rounded up to the next whole number such that in lieu of fractional shares, each shareholder who would have otherwise been entitled to receive a fractional share of Common Stock shall instead receive a whole share of Common Stock as a result of the Reverse Stock Split.

The Amendment was adopted by the shareholders of the Corporation on ___________. The number of votes cast in favor of the Amendment by the shareholders was sufficient for its approval. [The effective date of the Amendment shall be ______________.]

Dated: _____________, 2024
Name: Mirta A. Negrini
Title: Chief Financial Officer

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SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above
Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 p.m. Eastern Time on September 23, 2024. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 p.m. Eastern Time on September 23, 2024. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

DETACH AND RETURN THIS PORTION ONLY

The Board of Directors recommends you vote FOR the following:

	For All	Withhold All	For All Except
1. Election of Directors	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees

01) William O'Dowd, IV
02) Mirta Negrini
03) Michael Espensen
04) Nelson Famadas
05) Hilarie Bass
06) Nicholas Stanham
07) Claudia Grillo

The Board of Directors recommends you vote FOR proposals 2, 3 and 4.

	For	Against	Abstain
2. Ratify the selection of Grant Thornton LLP as our independent registered public accounting firm for the 2024 fiscal year.	☐	☐	☐
3. The approval of an amendment to our articles of incorporation to effect a reverse stock split with respect to our issued and outstanding common stock at a ratio of 1-for-2.	☐	☐	☐
4. The approval of an amendment to our articles of incorporation to increase the number of votes per share of common stock our Series C Convertible Preferred Stock is convertible into from five votes to ten votes per share.	☐	☐	☐

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

	Yes	No
Please indicate if you plan to attend this meeting	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

0000649952_1 R1.0.0.6

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For comments and/or address changes, please send them via email to: IR@dolphinentertainment.com

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Annual Report on Form 10-K are available at www.proxyvote.com

DOLPHIN ENTERTAINMENT, INC.
Annual Meeting of Shareholders
September 24, 2024 at 10:00 AM EDT
This proxy is solicited on behalf of the Board of Directors

The shareholder(s) hereby appoint(s) William O'Dowd, IV and Mirta Negrini, as proxies, with the power to appoint their substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of DOLPHIN ENTERTAINMENT, INC. that the shareholder(s) is/are entitled to vote at the Annual Meeting of Shareholders to be held at 10:00 AM, EDT on September 24, 2024, at 200 South Biscayne Blvd., 39th Floor, Miami, Florida 33131, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations and according to the discretion of the proxy holder on any other matter that may properly come before the meeting.

0000649952_2 R1.0.0.6

Continued and to be signed on reverse side